                                                                   EXHIBIT 99.35

                          ANRC AUTO OWNER TRUST 1999-A
                     CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         36
SERVICER REPORT DATE: 11-Sep-02                             BEGINNING:  1-Aug-02
DISTRIBUTION DATE:    16-Sep-02                                ENDING: 31-Aug-02

                     ORIG PRINCIPAL    BEG PRINCIPAL      PRINCIPAL         INTEREST          TOTAL         END PRINCIPAL
                        BALANCE           BALANCE        DISTRIBUTION    DISTRIBUTION(*)   DISTRIBUTION        BALANCE
---------------------------------------------------------------------------------------------------------------------------
  CLASS A-1 NOTES   $ 125,000,000.00  $           0.00                -  $          0.00                -  $           0.00
  CLASS A-2 NOTES   $ 314,000,000.00  $           0.00  $          0.00  $          0.00                -  $           0.00
  CLASS A-3 NOTES   $ 196,000,000.00  $           0.00  $          0.00  $          0.00                -  $           0.00
  CLASS A-4 NOTES   $ 151,800,000.00  $ 128,854,114.68  $ 10,793,063.95  $    745,206.30    11,538,270.25  $ 118,061,050.73
---------------------------------------------------------------------------------------------------------------------------
    NOTE TOTALS     $ 786,800,000.00  $ 128,854,114.68  $ 10,793,063.95  $    745,206.30  $ 11,538,270.25  $ 118,061,050.73
---------------------------------------------------------------------------------------------------------------------------

                   FACTOR INFORMATION PER $1,000

                        PRINCIPAL         INTEREST        END PRINCIPAL
                       DISTRIBUTION     DISTRIBUTION         BALANCE
-----------------------------------------------------------------------
  CLASS A-1 NOTES                 -                -                  -
  CLASS A-2 NOTES                 -                -                  -
  CLASS A-3 NOTES                 -                -                  -
  CLASS A-4 NOTES       71.10055303       4.90913239       777.74078214
-----------------------------------------------------------------------
    NOTE TOTALS         71.10055303       4.90913239       777.74078214
-----------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         36
SERVICER RPT DATE: 11-Sep-02                                BEGINNING:  1-Aug-02
DISTRIBUTION DATE: 16-Sep-02                                   ENDING: 31-Aug-02

I.    Note Distributable Amounts

                  Principal       Interest          Total       Prin(per$1000/orig)    Int(per$1000/orig)    Total(per$1000/orig)
               ------------------------------------------------------------------------------------------------------------------
     CLASS A-1 $            -   $          -  $             -   $                 -    $                -    $                  -
     CLASS A-2 $            -   $          -  $             -   $                 -    $                -    $                  -
     CLASS A-3 $            -   $          -  $             -   $                 -    $                -    $                  -
     CLASS A-4 $ 10,793,063.95  $ 745,206.30  $ 11,538,270.25   $       71.10055303    $       4.90913239    $        76.00968542
               ------------------------------------------------------------------------------------------------------------------
       TOTAL   $ 10,793,063.95  $ 745,206.30  $ 11,538,270.25   $       71.10055303    $       4.90913239    $        76.00968542

II.   Pool Balance at the end of the Collection Period                                                       $     126,007,261.43

III.  Insurance Premium                                                                                      $          20,169.00

IV.   Spread Account Balance
          (A) Balance after Deposits/Withdrawals for prior Distribution Date                                 $       4,104,009.76
          (B) Balance after Deposits/Withdrawals for current Distribution Date                               $       4,264,305.71

V.    Spread Account Required Amount                                                                         $       3,973,731.05

VI.   Spread Account Withdrawals
          (A) Withdrawal to make required payments under 4.03                                                $                  0
          (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                        $                  0

VII.  Servicing Fee                                                                                                    169,319.38

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                        $                  0

IX.   Indenture Trustee Fees not paid by Servicer or from Available Funds                                    $                  0

X.    Available Funds                                                                                        $      11,882,436.12

XI.   Insured Payment (if any)                                                                               $                  0

XII.  Note Principal and Interest Carryover Shortfalls

                   Note Principal       Note Interest
                 Carryover Shortfall  Carryover Shortfall             Total
                -------------------------------------------------------------
     CLASS A-1             $    0.00            $    0.00           $    0.00
     CLASS A-2             $    0.00            $    0.00           $    0.00
     CLASS A-3             $    0.00            $    0.00           $    0.00
     CLASS A-4             $    0.00            $    0.00           $    0.00
                -------------------------------------------------------------
       TOTAL               $    0.00            $    0.00           $    0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
Period

                Current Distribution Date  Prior Distribution Date
                     Note Principal            Note Principal                Change in Note
                   Carryover Shortfall      Carryover Shortfall       Principal Carryover Shortfall
                -----------------------------------------------------------------------------------
     CLASS A-1                  $    0.00                $    0.00                        $    0.00
     CLASS A-2                  $    0.00                $    0.00                        $    0.00
     CLASS A-3                  $    0.00                $    0.00                        $    0.00
     CLASS A-4                  $    0.00                $    0.00                        $    0.00
                -----------------------------------------------------------------------------------
       TOTAL                    $    0.00                $    0.00                        $    0.00

                         ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         36
SERVICER RPT DATE: 11-Sep-02                                BEGINNING:  1-Aug-02
DISTRIBUTION DATE: 16-Sep-02                                   ENDING: 31-Aug-02

                 Prior Distribution Date   Current Distribution Date
                      Note Interest              Note Interest               Change in Note
                   Carryover Shortfall       Carryover Shortfall      Interest Carryover Shortfall
                ----------------------------------------------------------------------------------
     CLASS A-1                  $   0.00                   $    0.00                     $    0.00
     CLASS A-2                  $   0.00                   $    0.00                     $    0.00
     CLASS A-3                  $   0.00                   $    0.00                     $    0.00
     CLASS A-4                  $   0.00                   $    0.00                     $    0.00
                ----------------------------------------------------------------------------------
       TOTAL                    $   0.00                   $    0.00                     $    0.00

IX.   Delinquency Ratio

          A.   Delinquency Statistics

               Days                   Outstanding         Past Due
            Delinquent      Units       Principal          Amount
          ---------------------------------------------------------
             31 - 60          716     4,615,740.51       488,512.64
             61 - 90          143     1,054,362.52       152,716.95
            91 - 120           19       140,727.61        25,238.25
               121+             0                -                -
          ---------------------------------------------------------
              TOTAL           878     5,810,830.64       666,467.84

          B.   Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 days     $   5,810,830.64
               (2) Pool Principal Balance Beginning of Collection Period                 $ 136,800,325.38
               (3) Delinquency Percentage (Line 1/Line 2)                                            4.25%

X.    Principal Balance of repossessed Financed Vehicles in inventory     Units        Principal
                                                                        ---------   --------------
                                                                                -   $         0.00

XI.   Liquidation Proceeds received from Defaulted Contracts                        $   314,468.46

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 11-Sep-02                        COLLECTION PERIOD         36
DISTRIBUTION DATE: 16-Sep-02                                BEGINNING:  1-Aug-02
                                                               ENDING: 31-Aug-02

I. POOL BALANCE CALCULATION:

A.   Original Pool Balance                                    794,746,210.70

B.   Beginning of Period Outstanding Pool Balance             136,800,325.38

C.   Monthly Principal Amounts

     (1)  Monthly Scheduled Payments                            6,735,890.38
     (2)  Full Prepayments (excluding Purchased Receivables)    3,568,246.51
     (3)  Defaulted Contracts during period                       491,531.21
     (4)  Receivables becoming Purchased Receivables
            during period                                                  -
     (5)  Other Receivables adjustments                            (2,604.15)

     Total Monthly Principal Amounts                           10,793,063.95

D.   Total Monthly Payments allocable to Interest               1,248,144.25

E.   End of period Outstanding Pool Balance                   126,007,261.43

F.   Pool Factor                                                    0.158550

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                       Class A-1    Class A-2    Class A-3      Class A-4
                                                      -----------  -----------  -----------   --------------
A. Beginning of period Outstanding Principal Balance            -            -            -   128,854,114.68

B. Noteholders' Principal Distributable Amount                  -         0.00         0.00    10,793,063.95
C. Noteholders' Interest Distributable Amount                   -            -         0.00       745,206.30
                                                      ------------------------------------------------------
D. Note Distributable Amount                                    -            -            -    11,538,270.25
E. Note Principal Carryover Shortfall                           0            0            0                0
F. Note Interest Carryover Shortfall                            0            0            0                0
G. Insured Payment                                              0            0            0                0

H. End of period Outstanding Principal Balance                  -            -            -   118,061,050.73

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

          A.   Available Funds in Collection Account:

                         (1)  Monthly Scheduled Payments on Receivables
                               during period (including partial prepays)
                                   (a)  Principal                                                           6,735,890.38
                                   (b)  Interest                                                            1,219,046.03
                         (2)  Full Prepayments collected during period
                                   (a)  Principal                                                           3,418,697.83
                                   (b)  Interest                                                               27,932.31
                         (3)  Net Liquidation Proceeds collected
                               during period                                                            $     314,468.46
                         (4)  Net Insurance Proceeds collected
                               during period
                                   (a)  Principal                                                             149,548.68
                                   (b)  Interest                                                                1,165.91
                         (5)  Purchase Amounts deposited in Collection
                               Account                                                                                 0
                         (6)  Investment Earnings - Collection Account                                  $      15,686.52

                         Total Available Funds in Collection Account                                       11,882,436.12

          B.   Available Funds in Payment Account:

                         (1)  Available Funds transferred from Collection Account                       $  11,882,436.12

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 11-Sep-02                        COLLECTION PERIOD         36
DISTRIBUTION DATE: 16-Sep-02                                BEGINNING:  1-Aug-02
                                                               ENDING: 31-Aug-02

                         (2)  Amount withdrawn from Spread Account and deposited to Payment Account     $              -
                         (3)  Insured Payment deposited to Payment Account                              $              -

                         Total Available Funds in Payment Account                                       $  11,882,436.12

          C.   Distributions from Payment Account:

                         (1)  Monthly Servicing Fee                                                     $     169,319.38
                         (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                 0
                         (3)  Owner Trustee Fees (if paid from Available Funds)                                        0
                         (4)  Indenture Trustee Fees (if paid from Available Funds)                                    0
                         (5)  Insurance Premium                                                                20,169.00
                         (6)  Note Interest Distributable Amount
                                   (a)  Class A - 1                                                                    -
                                   (b)  Class A - 2                                                                    -
                                   (c)  Class A - 3                                                                    -
                                   (d)  Class A - 4                                                           745,206.30
                         (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                                   (a)  Class A - 1                                                                    0
                                   (b)  Class A - 2                                                                    0
                                   (c)  Class A - 3                                                                    0
                                   (d)  Class A - 4                                                                    0
                         (8)  Note Principal Distributable Amount
                                   (a)  Class A - 1                                                                    -
                                   (b)  Class A - 2                                                                    -
                                   (c)  Class A - 3                                                                    -
                                   (d)  Class A - 4                                                        10,793,063.95
                         (9)  Reimbursement Amounts Owing to Insurer                                                   0
                         (10) Spread Account Deposit (to increase to Required Amount)                         154,677.49
                         (11) Indenture or Owner Trustee Fees (not paid under C)                                       0
                         (12) Re-Liening Expenses                                                                      0
                              (To the extent not paid by Servicer)
                         (13) Transition Costs and Additional Servicing Fee to Successor Servicer                      0
                         (14) After Servicer Default, remaining Available Funds deposited
                               in Note Distribution Account                                                            0

                         Total Distributions                                                               11,882,436.12

          D.   Excess Available Funds (or shortfall)                                                                   -

          E.   Remaining Available Funds to holder of Residual Interest Certificate                                    0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                    A. Available Funds Transferred from Collection Account to Payment Account           $  11,882,436.12
                    B. Distributions required under 4.03 (a)(i) through (vii)                           $  11,727,758.63
                    C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)               $              -
                    D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                  0

V. SPREAD ACCOUNT BALANCE

                    A. Spread Account Balance After Deposit/Disbursements
                         (1)  Beginning Spread Account Balance                                          $   4,104,009.76
                         (2)  Investment Income Deposited to Spread Account                             $       5,618.46
                         (3)  Withdrawal to make required payments under 4.03                           $              -
                         (4)  Withdrawal to reimburse Preference Amounts (to Insurer)                                  0
                         (5)  Deposit to Spread Account after Disbursements                             $     154,677.49
                         (6)  Spread Account Balance after Deposit/Disbursments                         $   4,264,305.71

                    B. Spread Account Required Amount                                                   $   3,973,731.05
                         (1)  3% of Pool Balance                                                        $   3,780,217.84

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 11-Sep-02                       COLLECTION PERIOD          36
DISTRIBUTION DATE: 16-Sep-02                               BEGINNING:   1-Aug-02
                                                              ENDING:  31-Aug-02

                              But in no event less than the lesser of (a) or (b)
                                   (a) .5% of Original Pool Balance                                     $   3,973,731.05
                                   (b) Outstanding Principal Amount of All Notes                        $ 118,061,050.73

                    C. Excess Amount to Insurer for amounts owed under Insurance
                        Agreement (lines A - B)                                                                        0

                    D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)       $     290,574.66

VI. INSURED PAYMENTS

                    A. Available Funds Transferred from Collection Account to Payment Account           $  11,882,436.12
                    B. Available Funds Transferred from Spread Account to Payment Account               $              0
                    C. Note Interest Distributable Amount                                                     745,206.30
                    D. Guaranteed Note Principal Amount                                                 $              0
                    E. Deficiency Amount                                                                $              -
                       (Min: (Lines A+B-C-D) and $0.00)                                                 $              0
                    F. Preference Amount                                                                $              0
                    G. Insured Payment (lines E+F)                                                      $              0

                      Note Principal         Note Interest
                   Carryover Shortfall     Carryover Shortfall     Total

     CLASS A-1                $   0.00               $    0.00   $   0.00
     CLASS A-2                $   0.00               $    0.00   $   0.00
     CLASS A-3                $   0.00               $    0.00   $   0.00
     CLASS A-4                $   0.00               $    0.00   $   0.00
     --------------------------------------------------------------------
       TOTAL                  $   0.00               $    0.00   $   0.00

                Current Distribution Date  Prior Distribution Date
                      Note Principal           Note Principal             Change in Note
                   Carryover Shortfall       Carryover Shortfall    Principal Carryover Shortfall
     CLASS A-1                   $   0.00                 $   0.00                       $   0.00
     CLASS A-2                   $   0.00                 $   0.00                       $   0.00
     CLASS A-3                   $   0.00                 $   0.00                       $   0.00
     CLASS A-4                   $   0.00                 $   0.00                       $   0.00
     --------------------------------------------------------------------------------------------
       TOTAL                     $   0.00                 $   0.00                       $   0.00

                Current Distribution Date  Prior Distribution Date
                   Note Interest                Note Interest              Change in Note
                 Carryover Shortfall       Carryover Shortfall      Interest Carryover Shortfall
     CLASS A-1                   $   0.00                 $   0.00                      $   0.00
     CLASS A-2                   $   0.00                 $   0.00                      $   0.00
     CLASS A-3                   $   0.00                 $   0.00                      $   0.00
     CLASS A-4                   $   0.00                 $   0.00                      $   0.00
     -------------------------------------------------------------------------------------------
       TOTAL                     $   0.00                 $   0.00                      $   0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                 $  10,800,441.21

VIII. DELINQUENCY RATIO

                    A. Delinquency Statistics

        Days              Outstanding       Past Due
     Delinquent  Units     Principal         Amount
     ----------------------------------------------------
      31 - 60      716  $   4,615,740.51  $    488,512.64
      61 - 90      143  $   1,054,362.52  $    152,716.95
     91 - 120       19  $     140,727.61  $     25,238.25
        121+         0  $              -  $             -
     ----------------------------------------------------
       TOTAL       878      5,810,830.64       666,467.84

                    B. Delinquency Percentage

                         (1)  Principal balance of delinquent contracts between 30 and 120 days         $   5,810,830.64
                         (2)  Pool Principal Balance Beginning of Collection Period                     $ 136,800,325.38
                         (3)  Delinquency Percentage (Line 1/Line 2)                                                4.25%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 11-Sep-02                        COLLECTION PERIOD         36
DISTRIBUTION DATE: 16-Sep-02                                BEGINNING:  1-Aug-02
                                                               ENDING: 31-Aug-02

IX. CUMULATIVE NET LOSS RATIO

                         (1)  Principal Balance of Defaulted Contracts in current Collection Period     $     491,531.21
                         (2)  Cumulative Defaulted Contracts Including
                               Defaulted Contracts in current Collection Period                         $  45,889,832.09
                         (3)  Net Liquidation Proceeds collected during current Collection Period       $     314,468.46
                         (4)  Cumulative Net Liquidation Proceeds Including
                               Net Liquidation Proceeds in current Collection Period                    $  23,572,406.24
                         (5)  Original Pool Balance                                                     $ 794,746,210.70
                         (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                 2.81%

X. REPOSSESSED INVENTORY

                                                                                     Units                  Principal
                                                                                   ---------            ----------------
                         A. Principal Balance of repossessed Financed
                             Vehicles (beg.)                                               0                           -
                         B. Repossessed Financed Vehicles (Principal)                                   $     441,616.84
                         C. Net Liquidation Proceeds on repossessed
                             Financed Vehicles (Prinicipal)                                             $     314,468.46
                         D. Realized losses on sale of repossessed Financed
                             Vehicles (Principal)                                                       $     127,148.38
                                                                                   -------------------------------------
                         E. Principal Balance of repossessed Financed Vehicles
                             (A+B-C-D) (end.)                                              0            $              -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11TH day of September, 2002

                                        /s/ David M. Jett
                                        ----------------------------------------
                                        Name:  David M. Jett
                                        Title: Vice President - Finance, ANFS